UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2016

Chemical Financial Corporation

(Exact Name of Registrant as

Specified in its Charter)

Michigan (State or Other Jurisdiction of Incorporation)	000-08185 (Commission File Number)	38-2022454 (IRS Employer Identification No.)

235 E. Main Street Midland, Michigan (Address of Principal Executive Offices)	48640 (Zip Code)

Registrant's telephone number, including area code:  (989) 839-5350

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Chemical Financial Corporation (the “Company”) is filing this Form 8-K/A as an amendment to its Current Report on Form 8-K filed on August 31, 2016 (the “Initial Report”), disclosing the previously announced merger of Talmer Bancorp, Inc. with and into the Company. As previously disclosed, the merger was completed and became effective on August 31, 2016. This Current Report on Form 8-K/A is being filed to provide the pro forma financial statements described under Item 9.01(b) below, in accordance with the requirements of Item 9.01 of Form 8-K.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth under Item 2.01 of the Initial Report is here incorporated by reference.

Item 9.01.	Financial Statements and Exhibits.

	(a)	Financial Statements of Businesses Acquired

The financial statements required by Item 9.01(a) of Form 8-K are included under Part II, Item 8 of Talmer Bancorp Inc.’s Annual Report on Form 10-K, as amended, for the year ended December 31, 2015, filed with the Commission on February 29, 2016 and March 30, 2016, and under Part I, Item 1 of Talmer Bancorp, Inc.’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2016, filed with the Commission on August 5, 2016, and are here incorporated by reference.

	(b)	Pro Forma Financial Information

	(i)	The pro forma condensed statement of income for the year ended December 31, 2016 required by Item 9.01(b) of Form 8-K is included in Chemical Financial Corporation’s Pre-Effective Amendment No. 3 to Form S-4 Registration Statement, filed with the Commission on June 9, 2016, and is here incorporated by reference.

	(ii)	The unaudited pro forma condensed combined balance sheet as of June 30, 2016 and the unaudited pro forma condensed statement of income for the six months ended June 30, 2016 are attached as Exhibit 99.1 hereto, and are here incorporated by reference.

	(d)	Exhibits:

	23.1	Consent of Crowe Horwath LLP

	99.1	The unaudited pro forma condensed combined balance sheet as of June 30, 2016 and the unaudited pro forma condensed statement of income for the six months ended June 30, 2016.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	September 20, 2016	CHEMICAL FINANCIAL CORPORATION (Registrant)

/s/ Dennis L. Klaeser
Dennis L. Klaeser Executive Vice President, Chief Financial Officer

3

EXHIBIT INDEX

Exhibit Number	Document

23.1	Consent of Crowe Horwath LLP.

99.1	The unaudited pro forma condensed combined balance sheet as of June 30, 2016 and the unaudited pro forma condensed statement of income for the six months ended June 30, 2016.